As filed with the Securities and Exchange Commission on December 23, 2005

Registration No. 333-63905

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 2

TO

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Fort James Corporation

Fort James Operating Company

(Exact name of Registrants as specified in its charter)

VIRGINIA	54-0848173
VIRGINIA	54-1237819
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

c/o GEORGIA-PACIFIC CORPORATION

133 Peachtree Street, N.E.

Atlanta, GA 30303

(404) 652-4000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

JAMES F. KELLEY

Executive Vice President and General Counsel

GEORGIA-PACIFIC CORPORATION

133 Peachtree Street, N.E.

Atlanta, GA 30303

(404) 652-4000

(Name, address, including zip code, and telephone number, including area code, of agent for service)

DEREGISTRATION OF SECURITIES

This Post-Effective Amendment No. 2 relates to the Registration Statement on Form S-3, Registration No. 333-63905, filed on September 21, 1998, as amended by Amendment No. 1 filed on November 18, 1998, pertaining to Pass Through Certificates of Fort James Operating Company, guaranteed by Fort James Corporation.

The undersigned Registrants hereby remove and withdraw from registration all securities registered pursuant to this Registration Statement which remain unissued.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and Rule 478 thereunder, each of the Registrants has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on December 23, 2005.

FORT JAMES CORPORATION

By:	/s/ William C. Smith III
Name: William C. Smith III
Title: Secretary

FORT JAMES OPERATING COMPANY

By:	/s/ William C. Smith III
Name: William C. Smith III
Title: Secretary